UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 22, 2019

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03.  Material Modification to Rights of Security Holders

As reported under Item 5.07 below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Annaly Capital Management, Inc. (the “Company”) held on May 22, 2019, the shareholders of the Company approved an amendment to the Company’s charter to increase the number of authorized shares of capital stock, par value $0.01 per share, from 2,000,000,000 shares to 3,000,000,000 shares, consisting of 2,924,050,000 shares classified as “Common Stock,” 7,000,000 shares classified as “7.625% Series C Cumulative Redeemable Preferred Stock,” 18,400,000 shares classified as “7.50% Series D Cumulative Redeemable Preferred Stock,” 28,800,000 shares classified as “6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,” 19,550,000 shares classified as “6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,” and 2,200,000 shares classified as “8.125% Series H Cumulative Redeemable Preferred Stock” (the “Charter Amendment”).  The Charter Amendment became effective upon the filing by the Company of Articles of Amendment with the State Department of Assessments and Taxation of Maryland on May 22, 2019. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 22, 2019, the Company held its Annual Meeting for the purpose of: (i) electing four directors to serve on the Board of Directors (the “Board”) until the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”); (ii) approving, on an advisory basis, the Company’s executive compensation; (iii) approving an amendment to the Company’s charter to increase the number of authorized shares of capital stock to 3,000,000,000 shares; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,442,971,679, of which 1,274,119,560 shares, or 88.29%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of four directors to serve on the Board until the 2020 Annual Meeting.

Director	For	Against	Abstentions	Broker Non-Votes
Kevin G. Keyes	751,547,316	56,456,659	25,286,143	440,829,442
Thomas Hamilton	817,567,299	11,039,390	4,683,429	440,829,442
Kathy Hopinkah Hannan	796,309,838	32,518,843	4,461,437	440,829,442
Vicki Williams	813,345,411	15,446,344	4,498,363	440,829,442

Based on the foregoing votes, Kevin G. Keyes, Thomas Hamilton, Kathy Hopinkah Hannan and Vicki Williams were elected to serve on the Board until the 2020 Annual Meeting.

Proposal 2.  Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
684,822,586	139,169,919	9,297,613	440,829,442

Proposal 3.  Approval of an amendment to the Company’s charter to increase the number of authorized shares of capital stock to 3,000,000,000 shares.

For	Against	Abstentions
1,118,628,036	138,268,531	17,222,993

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstentions
1,244,263,506	20,404,116	9,451,938

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2019.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

	3.1	Articles of Amendment.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Date: May 23, 2019